UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 20, 2022

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K, filed by TRxADE HEALTH, Inc. (the “Company”, “we” or “us”), with the Securities and Exchange Commission on September 1, 2022, effective on August 26, 2022, Christine L. Jennings resigned as a member of the Board of Directors (the “Board”). Ms. Jennings was considered an ‘independent’ member of the Board under applicable Nasdaq rules, and at the time of her resignation, Ms. Jennings served as a member of the Audit Committee, as well as a member of the Compensation Committee and Nominating and Corporate Governance Committee.

On September 20, 2022, the Company received an expected letter from the Nasdaq Listing Qualifications department (“Nasdaq”) that as a result of the resignation of Ms. Jennings, the Company is no longer in compliance with Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2), which require that the Company’s Board be comprised of a majority of independent directors and that the Company have an Audit Committee consisting of at least three independent members, respectively, as the resignation of Ms. Jennings left the Board with four directors, only two of which are independent, and an Audit Committee consisting of only two independent members.

Nasdaq has informed the Company that consistent with Listing Rules 5605(b)(1)(A) and 5605(c)(4), the Company has been provided a cure period to retain compliance with such rules, which expires on the earlier of the Company’s next annual shareholders’ meeting or August 26, 2023; or if the next annual shareholders’ meeting is held before February 22, 2023, then the Company must evidence compliance no later than February 22, 2023. In the event the Company does not regain compliance by this date, Nasdaq rules require Nasdaq to provide written notification to the Company that its securities will be delisted. At that time, the Company may appeal the delisting determination to a Hearings Panel.

The Company intends to appoint a third independent director to its Board and audit committee, and thereby regain compliance Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2), prior to its next annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

Date: September 27, 2022	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer